EXHIBIT 10.6

Technest Holdings, Inc.
Form of
Stock Option Grant Notice

(2011 Equity Incentive Plan)

Technest Holdings, Inc. (the “Company”), pursuant to its 2011 Equity Incentive Plan (the “Plan”), hereby grants to Optionholder an option to purchase the number of shares of the Company’s Common Stock set forth below.  This option is subject to all of the terms and conditions as set forth herein and in the Option Agreement, the Plan, and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.

Optionholder:
Date of Grant:
Vesting Commencement Date:
Number of Shares Subject to Option:
Exercise Price (Per Share):
Total Exercise Price:
Expiration Date:

Type of Grant:               ☐  Incentive Stock Option1                                                ☐  Nonstatutory Stock Option

Exercise Schedule:	Same as Vesting Schedule

Vesting Schedule:

Payment:	By one or a combination of the following items (described in the Option Agreement):

☒      By cash or check
☒      Pursuant to a Regulation T Program if the Shares are publicly traded2
☒      By delivery of already-owned shares if the Shares are publicly traded
☐      By net exercise3

Additional Terms/Acknowledgements: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Stock Option Grant Notice, the Option Agreement and the Plan.  Optionholder acknowledges and agrees that this Stock Option Grant Notice and the Option Agreement may not be modified, amended or revised except in a writing signed by Optionholder and a duly authorized officer of the Company.  Optionholder further acknowledges that as of the Date of Grant, this Stock Option Grant Notice, the Option Agreement, and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements, promises and/or representations on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan, and (ii) the following agreements only:

Other Agreements:

1 If this is an Incentive Stock Option, it (plus other outstanding Incentive Stock Options) cannot be first exercisable for more than $100,000 in value (measured by exercise price) in any calendar year.  Any excess over $100,000 is a Nonstatutory Stock Option.
2 The Company must have established procedures for cashless exercise in order to utilize this method of payment.
3 An Incentive Stock Option may not be exercised by a net exercise arrangement.

Technest Holdings, Inc. By: Signature Title: Date:	Optionholder: Signature Date:

Attachments:  Option Agreement, 2011 Equity Incentive Plan and Notice of Exercise